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                                                                    EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in this Registration Statement of Orion Capital Corporation on Form S-8 of our report dated February 11, 1998, appearing in the Annual Report on Form 10-K of Orion Capital
Corporation for the year ended December 31, 1997.







Deloitte & Touche LLP
Hartford, Connecticut
September  2, 1998